Exhibit 10.8

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

THISFIRSTAMENDMENTTOASSETPURCHASEAGREEMENT(this “Amendment”) is entered into as of June 22, 2026 (the “Amendment Effective Date”) by and between SILVERSTONE BETHESDA OWNER, LLC, a Delaware limited liability company (“Seller”) and XRN BETHESDA, LLC, a Delaware limited liability company (“Purchaser”) (each a “Party” and, collectively, the “Parties”).

BACKGROUND

WHEREAS, the Parties entered into that certain Asset Purchase Agreement dated May 6, 2026 (the “Agreement”); and

WHEREAS, the Parties desire to amend certain terms and provisions in the Agreement as more particularly set forth below.

NOW THEREFORE, for the mutual covenants set forth herein and in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

1.Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

2.Rep Recertification Date. The Rep Recertification Date is hereby amended to June 30, 2026.

3.Completion Evidence; Schedule 9.5. Schedule 9.5 of the Agreement is hereby amended and restated in its entirety by Schedule 9.5 attached hereto. Seller and Purchaser hereby acknowledge and agree that as of the Amendment Effective Date, Seller has delivered all Completion Evidence to Purchaser and Purchaser’s condition precedent to its obligation to close set forth in Section 9.5 of the Agreement has been satisfied.

4.Conflicts. In the event of any conflict between the terms and conditions of this Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment shall control.

5.Counterparts. This Amendment may be executed by email (in “.pdf’ format) and/or in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same instrument. Electronic signatures shall be deemed originals signatures for purposes of this Amendment.

6.Severability. In the event that any part of this Amendment shall be held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be reformed, and enforced to the maximum extent permitted by law. If such provision cannot be reformed, it shall be severed from this Agreement and the remaining portions of this Agreement shall be valid and enforceable.

7.Binding Agreement. All terms, conditions, and covenants of the Agreement not otherwise modified herein are hereby ratified and confirmed, and this Amendment when executed by the Parties hereto will become a part of the Agreement and the Agreement shall remain in full force and effect.

8.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Maryland, without regarding to its principles of conflicts of laws.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

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SELLER:

SILVERSTONE BETHESDA OWNER, LLC, a Delaware limited liability company

By:	/s/ Robert Zeiller

Name:	Robert H. Zeiller

Title:	CEO

PURCHASER:

XRN BETHESDA, LLC, a Delaware limited liability company

By:	/s/ Jamie Barber

Name:	Jamie Barber

Title:	General Counsel

SCHEDULE 9.5

COMPLETION EVIDENCE

1.	Montgomery County Department of Permitting Services Use and Occupancy Certificate - Level 4 Pool
2.	Montgomery County Department of Permitting Services Use and Occupancy Certificate - Floors 4-9
3.	Montgomery County Department of Permitting Services Use and Occupancy Certificate - Use Groups S2, I2, R2, B, A3
4.	Montgomery County Department of Permitting Services Use and Occupancy Certificate - Core and Shell - Use Groups S2, 12, R2, B, A3
5.	Montgomery County Department of Permitting Services Use and Occupancy Certificate - Occupancy S-2, B, M, A-3
6.	Montgomery County Department of Permitting Services Use and Occupancy Certificate - Level 9 Kitchen
7.	Montgomery County Department of Permitting Services Use and Occupancy Certificate - Floor 17; Use Groups R-2 & A-3
8.	Montgomery County Department of Permitting Services Use and Occupancy Certificate - Level 10-16
9.	Architect’s Certificate of Substantial Completion
10.	Montgomery County Health and Human Services Food Service Facility License